                         DELAWARE GROUP GOVERNMENT FUND

                          Delaware Core Plus Bond Fund
                (formerly Delaware American Government Bond Fund)
                                  (the "Fund")

          Supplement to the Fund's Prospectuses dated November 28, 2006

On August 16-17,  2006, the Board of Trustees of Delaware Group  Government Fund
approved  certain  changes  to the  Delaware  American  Government  Bond  Fund's
investment goal,  strategies and policies. In connection with these changes, the
Fund's name will change from the Delaware  American  Government Bond Fund to the
Delaware  Core Plus Bond  Fund.  This  conversion  to a "Core  Plus"  investment program will essentially  create a different fund that does not primarily invest in U.S. government fixed-income securities.

These  changes  become  effective  at the close of business on January 31, 2006.
Until the close of business on January 31,  2006,  the  disclosure  contained in this Supplement replaces the disclosure in the Fund's current Prospectuses dated
November 28, 2006.

On the cover and throughout the entirety of the Prospectuses,  all references to the Fund as Delaware  Core Plus Bond Fund are replaced  with  Delaware  American
Government Bond Fund.

The following  replaces the section entitled  "Profile:  Delaware Core Plus Bond
Fund" in each of the Fund's Prospectuses:

What is the Fund's goal?
The Fund seeks high  current  income  consistent  with  safety of  principal  by investing  primarily  in debt  obligations  issued  or  guaranteed  by the  U.S.
government, its agencies or instrumentalities.  Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in U.S. government securities including:

o    U.S. Treasury bills, notes and bonds;
o    other debt  securities  issued or  unconditionally  guaranteed  by the U.S.
     government  or backed by the full faith and credit of the U.S.  government;
     and
o    debt issued or guaranteed by U.S. government agencies or instrumentalities, including debt obligations  guaranteed by the Government  National Mortgage
     Association,  also known as GNMA,  Federal Home Loan  Mortgage  Corporation
     (Freddie Mac) and Federal National  Mortgage  Association  (Fannie Mae) and
     other mortgage-backed securities.

Under normal circumstances, we will invest at least 80% of the Fund's net assets in  U.S.  government  debt  obligations  (the  "80%  Policy").  This  is  not  a fundamental  policy and can be changed without  shareholder  approval.  However, shareholders  would be given  notice at least 60 days prior to any change in the
80%  Policy.  We may also  invest up to 20% of our net  assets in high  quality, non-government fixed-income securities.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest.  Over time, the value of your investment in the Fund will  increase  and  decrease  according to changes in the value of the securities  in the Fund's  portfolio.  This Fund will be  affected by changes in bond prices and interest  rates.  The market  value of fixed  income  securities generally falls when interest rates rise.

The Fund  will  also be  affected  by  prepayment  risk due to its  holdings  of
mortgage-backed   securities.  With  prepayment  risk,  when  homeowners  prepay mortgages  during  periods  of low  interest  rates,  the Fund may be  forced to redeploy its assets in lower yielding  securities.  The Fund may also experience portfolio  turnover in excess of 100%, which may increase  transaction costs and could generate taxes for certain  investors on realized  investment gains. For a more  complete  discussion  of risk,  please see "The risks of  investing in the
Fund" below.

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed  by the Federal  Deposit  Insurance  Corporation  (FDIC) or any other government agency.

Who should invest in the Fund?
o    Investors with medium- or long-term financial goals.
o    Investors seeking regular income from their investments.
o    Investors  seeking a bond  investment to help balance their  investments in stocks or more aggressive securities.

Who should not invest in the Fund?
o    Investors with short-term financial goals.
o    Investors  who are  unwilling to accept  share  prices that may  fluctuate, sometimes significantly, over the short term.
o    Investors seeking long-term growth of capital.

You  should  keep  in mind  that an  investment  in the  Fund is not a  complete investment  program;  it  should  be  considered  just  one  part of your  total financial  plan.  Be sure to discuss  this Fund with your  financial  advisor to determine whether it is an appropriate choice for you.

The  following  replaces  the  section  entitled  "What are the Fund's  fees and expenses?" in the Fund's Class A*Class  B*Class  C*Class R Prospectus  until the close of business on January 31, 2007.  After January 31, 2007,  the Fund's fees and expenses will be as set forth in its Prospectus dated November 28, 2006.

Sales charges are fees paid directly from your  investments when you buy or sell shares of the Fund.

-------------------- ------------------------ ---------- --------- ---------- --------
Sales charges are    CLASS                            A          B         C         R
fees paid directly   ------------------------ ---------- --------- ---------- --------
from your            Maximum sales charge         4.50%      none       none     none
investments when     (load) imposed on
you buy or sell      purchases as a
shares of the        percentage of offering
Fund. You do not     price
pay sales charges    ------------------------ ---------- --------- ---------- --------
when you buy or      Maximum contingent         none(1)  4.00%(2)   1.00%(3)     none
sell Class R         deferred sales charge
shares.              (load) as a percentage
                     of original purchase
                     price or redemption
                     price, whichever is
                     lower
                     ------------------------ ---------- --------- ---------- --------
                     Maximum sales charge          none      none       none     none
                     (load) imposed on
                     reinvested dividends
                     ------------------------ ---------- --------- ---------- --------
                     Redemption fees               none      none       none     none
                     ------------------------ ---------- --------- ---------- --------
                     Exchange fees(4)              none      none       none     none
-------------------- ------------------------ ---------- --------- ---------- --------

-------------------- ----------------------- ----------- ---------- --------- --------
Annual fund          CLASS                            A         B          C         R
operating expenses   ----------------------- ----------- ---------- --------- --------
are deducted from    Management fees(5)           0.55%     0.55%      0.55%    0.55%
the Fund's assets.   ----------------------- ----------- ---------- --------- --------
                     Distribution and          0.30%(6)     1.00%      1.00%  0.60%(7)
                     service (12b-1) fees
                     ----------------------- ----------- ---------- --------- --------
                     Other expenses               0.37%     0.37%      0.37%    0.37%
                     ----------------------- ----------- ---------- --------- --------
                     Total annual fund            1.22%     1.92%      1.92%    1.52%
                     operating expenses
                     ----------------------- ----------- ---------- --------- --------
                     Fee waivers and            (0.17%)   (0.17%)    (0.17%)  (0.27%)
                     payments
                     ----------------------- ----------- ---------- --------- --------
                     Net expenses                 1.05%     1.75%      1.75%    1.25%
-------------------- ----------------------- ----------- ---------- --------- --------

-------------------- -------- -------- ------- -------- ---------- ---------- --------
This example is      CLASS          A     B(9)     B(9)         C          C         R
intended to help                                (if re-              (if re-
you compare the                                 deemed)              deemed)
cost of investing    -------- -------- ------- -------- ---------- ---------- --------
in the Fund to the   1 year      $552    $178     $578       $178       $278     $127
cost of investing    -------- -------- ------- -------- ---------- ---------- --------
in other mutual      3 years     $804    $587     $812       $587       $587     $454
funds with similar   -------- -------- ------- -------- ---------- ---------- --------
investment           5 years   $1,075  $1,021   $1,171     $1,021     $1,021     $803
objectives.  We      -------- -------- ------- -------- ---------- ---------- --------
show the             10 years  $1,846  $2,047   $2,047     $2,229     $2,229   $1,790
cumulative amount
of Fund expenses
on a hypothetical
investment of
$10,000 with an
annual 5% return
over the time
shown.(8)  This
example reflects
the net operating
expenses with
applicable waivers
for the one-year
contractual period
and total
operating expenses
without waivers
for years two
through 10.  This
is an example
only, and does not
represent future
expenses, which
may be greater or
less than those
shown here.
-------------------- -------- -------- ------- -------- ---------- ---------- --------

(1)  A purchase of Class A shares of $1 million or more may be made at net asset value.  However,  if you buy the shares through a financial  advisor who is paid a commission,  a contingent  deferred  sales charge will be imposed on redemptions made within two years of purchase.  Additional Class A purchase options that involve a  contingent  deferred  sales charge may be permitted from  time to time  and will be  disclosed  in the  Prospectus  if they are available.

(2)  If you redeem Class B shares during the first year after you buy them,  you will pay a contingent  deferred  sales charge of 4.00%,  which  declines to
     3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.

(3)  Class C shares  redeemed  within one year of  purchase  are subject to a 1%
     contingent deferred sales charge.

(4)  Exchanges  are  subject to the  requirements  of each fund in the  Delaware
     Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5)  The  Manager  has  contracted  to waive all or a portion of its  investment advisory fees and/or  reimburse  expenses through January 31, 2007 in order to prevent total annual fund operating  expenses  (excluding any 12b-1 plan expenses,  taxes,  interest,  brokerage fees,  certain  insurance costs and non-routine expenses or costs, including but not limited to, those relating to reorganizations,  litigation,  certain Trustee retirement plan expenses,
     conducting    shareholder   meetings   and   liquidations    [collectively,
     "non-routine  expenses"]) from exceeding,  in an aggregate amount, 0.75% of average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board and the Manager.

(6)  The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund's  Class A shares that went into  effect on June 1, 1992.  The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets  representing shares that were acquired  prior to June 1, 1992 and  0.30% on or after  June 1,  1992.  All
     Class A  shareholders  will bear 12b-1 fees at the same rate,  the  blended rate  based  upon the  allocation  of the 0.10% and 0.30%  rates  described above.

(7)  The  Distributor  has  contracted  to limit the Class R shares'  12b-1 fees through  November  30,  2007 to no more  than  0.50% of  average  daily net assets.

(8)  The  Fund's  actual  rate  of  return  may be  greater  or  less  than  the hypothetical 5% return we use here.

(9)  The Class B example  reflects the  conversion  of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

The  following  replaces  the  section  entitled  "What are the Fund's  fees and expenses?"  in the  Fund's  Institutional  Class  Prospectus  until the close of business on January  31,  2007.  After  January  31,  2007,  the Fund's fees and expenses will be as set forth in its Prospectus, dated November 28, 2006.

------------------------------- ------------------------------ ------------
You do not pay sales charges    Maximum sales charge (load)           none
directly from your              imposed on purchases as a
investments when you buy or     percentage of offering price
sell shares of the              ------------------------------ ------------
Institutional Class.            Maximum contingent deferred           none
                                sales charge (load)
                                as a percentage of original
                                purchase price or
                                redemption price, whichever
                                is lower
                                ------------------------------ ------------
                                Maximum sales charge (load)           none
                                imposed on reinvested
                                dividends
                                ------------------------------ ------------
                                Redemption fees                       none
                                ------------------------------ ------------
                                Exchange fees(1)                      none
------------------------------- ------------------------------ ------------

------------------------------- ------------------------------ ------------
Annual fund operating           Management fees(2)                   0.55%
expenses are deducted from      ------------------------------ ------------
the Fund's assets.              Distribution and service              none
                                (12b-1) fees
                                ------------------------------ ------------
                                Other expenses                       0.37%
                                ------------------------------ ------------
                                Total annual fund operating          0.92%
                                expenses
                                ------------------------------ ------------
                                Fee waivers and payments           (0.17%)
                                ------------------------------ ------------
                                Net expenses                         0.75%
------------------------------- ------------------------------ ------------

------------------------------- ------------------- -----------------------
This example is intended to     1 year                                 $77
help you compare the cost of    ------------------- -----------------------
investing in the Fund to the    3 years                               $276
cost of investing in other      ------------------- -----------------------
mutual funds with similar       5 years                               $493
investment objectives.  We      ------------------- -----------------------
show the cumulative amount of   10 years                            $1,116
Fund expenses on a
hypothetical investment of
$10,000 with an annual 5%
return over the time
shown.(3)  This example
reflects the net operating
expenses with applicable
waivers for the one-year
contractual period and total
operating expenses without
waivers for years two through
10.  This is an example only,
and does not represent future
expenses, which may be
greater or less than those
shown here.
------------------------------- ------------------- -----------------------

(1)  Exchanges   are   subject   to   the    requirements   of   each   Delaware
     Investments(R)Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2)  The  Manager  has  contracted  to waive all or a portion of its  investment advisory fees and/or  reimburse  expenses through January 31, 2007 in order to prevent total annual fund operating  expenses  (excluding any 12b-1 plan expenses,  taxes,  interest,  brokerage fees,  certain  insurance costs and non-routine expenses or costs, including but not limited to, those relating to reorganizations,  litigation,  certain Trustee retirement plan expenses,
     conducting    shareholder   meetings   and   liquidations    [collectively,
     "non-routine  expenses"]) from exceeding,  in an aggregate amount, 0.75% of average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be  agreed  upon  from  time to time by the  Board  of the Fund and the
     Manager.

(3)  The  Fund's  actual  rate  of  return  may be  greater  or  less  than  the hypothetical 5% return we use here.

The following  replaces the section entitled "How we manage the Fund" in each of the Fund's Prospectuses:

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best  investments  for the Fund.  Following are  descriptions  of how the portfolio  managers  pursue the Fund's  investment goals.

Under normal circumstances,  the Fund will invest at least 80% of its net assets in U.S. government debt obligations. This policy is not a fundamental policy and can be changed without  shareholder  approval.  However,  shareholders  would be given  notice at least 60 days prior to any change in this  policy.  We may also invest up to 20% of our net assets in high quality,  non-government fixed-income securities.  The Fund  invests in a mix of  fixed-income  securities,  primarily those that are issued or  guaranteed by the U.S.  government.  The Fund may also invest a  portion  of its  assets  in  high-quality  non-government  securities.
Through  careful  selection of bonds,  we strive to provide high current  income with emphasis on stability of principal.

We   typically   invest  a   significant   portion  of  the  Fund's   assets  in
mortgage-related  securities. When selecting mortgage-related securities for the portfolio,  we carefully  evaluate  them based on their income  potential but we
generally  also  look  for  mortgages  with   characteristics  that  reduce  the
likelihood of prepayment by homeowners.  Such characteristics  might include low remaining balances,  interest rates that are lower than current rates or failure to prepay in a previous period of low interest rates.

The average  effective  duration of the Fund will  typically be between four and six years.  This is considered an intermediate  range  duration.  By keeping the average  effective  duration in this  intermediate  range,  we aim to reduce the
Fund's  sensitivity  to changes in interest  rates.  When  interest  rates rise, prices  of bonds  and bond  funds  generally  decline  and when  interest  rates decline, prices generally rise. We believe intermediate-duration bonds generally offer  us  attractive  income  potential  with  lower  price  fluctuations  than longer-term bonds.

The following  replaces the section entitled "The securities we typically invest in" in each of the Fund's Prospectuses:

Fixed-income  securities  offer the potential for greater  income  payments than stocks, and also may provide capital appreciation.

--------------------------------------- ------------------------------------
              Securities                          How we use them
--------------------------------------- ------------------------------------
U.S. Treasury obligations: Treasury     We may invest without limit in
bills, notes and bonds of varying       U.S. Treasury securities.
maturities. U.S. Treasury securities
are backed by the "full faith and
credit" of the United States.
--------------------------------------- ------------------------------------
Government agency obligations:          Under normal circumstances, the
Securities issued or backed by U.S.     Fund will invest at least 80% of
government agencies or                  its net assets in U.S. government
government-sponsored corporations       debt obligations.
such as the Federal Housing Authority
or the Export-Import Bank. These
securities may or may not be backed
by the full faith and credit of the
U.S. government.
--------------------------------------- ------------------------------------
Mortgage-backed securities:             We may invest without limit in
Fixed-income securities that            government-related mortgage-backed
represent pools of mortgages, with      securities.
investors receiving principal and
interest payments as the underlying     We may also invest without limit
mortgage loans are paid back. Many      in privately issued
are issued and guaranteed against       mortgage-backed securities if they
default by the U.S. government or its   are 100% collateralized at the
agencies or instrumentalities, such     time of issuance by securities
as the Federal Home Loan Mortgage       issued or guaranteed by the U.S.
Corporation, Federal National           government, its agencies or
Mortgage Association and the            instrumentalities. These privately
Government National Mortgage            issued mortgage-backed securities
Association. Others are issued by       we invest in are either
private financial institutions, with    collateralized mortgage
some fully collateralized by            obligations (CMOs) or real estate
certificates issued or guaranteed by    mortgage investment conduits
the U.S. government or its agencies     (REMICs).  We currently invest in
or instrumentalities.                   these government-backed privately
                                        issued CMOs and REMICs only if
                                        they are rated in the two highest
                                        grades by a nationally recognized
                                        statistical rating organization
                                        (NRSRO) at the time of purchase.

                                        We may also invest in privately
                                        issued mortgage-backed securities
                                        that are not collateralized by
                                        U.S. government securities and are
                                        not directly guaranteed by the
                                        U.S. government in any way.  They
                                        are secured by the underlying
                                        collateral of the private issuer.
                                        These include CMOs, REMICs and
                                        commercial mortgage-backed
                                        securities.  We may invest in
                                        these securities only if they are
                                        rated in the highest quality
                                        category by an NRSRO.  However,
                                        the Fund may not invest more than
                                        20% of its net assets in high
                                        quality non-government securities,
                                        which include these non-agency
                                        mortgage-backed securities.
--------------------------------------- ------------------------------------
Asset-backed securities: Bonds or       We may invest only in asset-backed
notes backed by accounts receivable,    securities rated in the highest
including home equity, automobile or    quality category, such as AAA, by
credit loans.                           an NRSRO.  However, we may not
                                        invest more than 20% of the Fund's
                                        net assets in high quality
                                        securities (including these
                                        asset-backed securities) that are
                                        not government securities or do
                                        not use government securities as
                                        collateral.
--------------------------------------- ------------------------------------
Corporate notes and bonds: Debt         We may invest in corporate notes
obligations issued by a corporation.    and bonds that are rated A or
                                        above by an NRSRO.  Our total
                                        holdings of high quality
                                        non-government securities,
                                        including corporate notes and
                                        bonds, may not exceed 20% of net
                                        assets.
--------------------------------------- ------------------------------------
Certificates of deposit and             We may invest in certificates of
obligations of U.S. and foreign         deposit and obligations from banks
banks: Interest paying debt             that have assets of at least one
instruments issued by banks that pay    billion dollars.  These
interest.                               instruments are subject to our 20%
                                        limit on non-government
                                        securities.
--------------------------------------- ------------------------------------
Corporate commercial paper:             We may invest in commercial paper
Short-term debt obligations with        that is rated P-1 by Moody's
maturities ranging from two to 270      and/or A-1 by S&P.  These
days, issued by companies.              securities are subject to our 20%
                                        limit on non-government securities.
--------------------------------------- ------------------------------------
Repurchase agreements: An agreement     Typically, we may use repurchase
between a buyer of securities, such     agreements as a short-term
as the Fund, and a seller of            investment for the Fund's cash
securities, in which the seller         position.  In order to enter into
agrees to buy the securities back       these repurchase agreements, the
within a specified time at the same     Fund must have collateral of at
price the buyer paid for them, plus     least 102% of the repurchase
an amount equal to an agreed upon       price.  We will only enter into
interest rate.  Repurchase agreements   repurchase agreements in which the
are often viewed as equivalent to       collateral is comprised of U.S.
cash.                                   government securities.
--------------------------------------- ------------------------------------
Options and futures: Options            At times when we anticipate
represent a right to buy or sell a      adverse conditions, we may want to
security or a group of securities at    protect gains on securities
an agreed upon price at a future        without actually selling them. We
date. The purchaser of an option may    might use options or futures to
or may not choose to go through with    neutralize the effect of any price
the transaction.  The seller of an      declines, without selling a bond
option, however, must go through with   or bonds, or as a hedge against
the transaction if its purchaser        changes in interest rates.  We may
exercises the option.                   also sell an option contract
                                        (often referred to as "writing" an
Futures contracts are agreements for    option) to earn additional income
the purchase or sale of a security or   for the Fund.
a group of securities at a specified
price, on a specified date.  Unlike     Use of these strategies can
purchasing an option, a futures         increase the operating costs of
contract must be executed unless it     the Fund and can lead to loss of
is sold before the settlement date.     principal.

Certain options and futures may be
considered to be derivative
securities.
--------------------------------------- ------------------------------------
Restricted securities: Privately        We may invest in privately placed
placed securities whose resale is       securities including those that
restricted under U.S. securities laws.  are eligible for resale only among certain institutional buyers
                                        without registration, commonly
                                        known as "Rule 144A Securities."
                                        Restricted securities that are
                                        determined to be illiquid may not
                                        exceed the Fund's 10% limit on
                                        illiquid securities.
--------------------------------------- ------------------------------------
Interest rate swap, index swap and      We may use interest rate swaps to
credit default swap agreements: In an   adjust the Fund's sensitivity to
interest rate swap, a fund receives     interest rates or to hedge against
payments from another party based on    changes in interest rates.  Index
a variable or floating interest rate,   swaps may be used to gain exposure
in return for making payments based     to markets that the Fund invests
on a fixed interest rate.  An           in, such as the corporate bond
interest rate swap can also work in     market.  We may also use index
reverse with a fund receiving           swaps as a substitute for futures
payments based on a fixed interest      or options contracts if such
rate and making payments based on a     contracts are not directly
variable or floating interest rate.     available to the Fund on favorable
In an index swap, a fund receives       terms.  We may enter into credit
gains or incurs losses based on the     default swaps in order to hedge
total return of a specified index, in   against a credit event, to enhance
exchange for making interest payments   total return or to gain exposure
to another party.  An index swap can    to certain securities or markets.
also work in reverse with a fund
receiving interest payments from
another party in exchange for
movements in the total return of a
specified index.  In a credit default
swap, a fund may transfer the
financial risk of a credit event
occurring (a bond default,
bankruptcy, restructuring, etc.) on a
particular security or basket of
securities to another party by paying
that party a periodic premium;
likewise, a fund may assume the
financial risk of a credit event
occurring on a particular security or
basket of securities in exchange for
receiving premium payments from
another party.  Interest rate swaps,
index swaps and credit default swaps
may be considered to be illiquid.
--------------------------------------- ------------------------------------
Illiquid securities: Securities that    We may invest up to 10% of the
do not have a ready market, and         Fund's total assets in illiquid
cannot be easily sold within seven      securities.
days at approximately the price that
a fund has valued them.
--------------------------------------- ------------------------------------

Please see the SAI for additional  descriptions of the securities  listed in the table above.

Borrowing from banks
The Fund may borrow money from banks as a temporary measure for extraordinary or emergency  purposes or to facilitate  redemptions.  The Fund will be required to pay  interest  to the  lending  banks  on the  amounts  borrowed.  As a  result, borrowing  money could  result in the Fund being  unable to meet its  investment objective.

Lending securities
The  Fund may  lend up to 25% of its  assets  to  qualified  broker/dealers  and institutional investors for use in their securities  transactions.  Borrowers of the Fund's securities must provide  collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities.
These transactions may generate additional income for the Fund.

Temporary defensive positions
For temporary defensive  purposes,  we may hold a substantial part of the Fund's assets in cash or  short-term  fixed income  obligations.  To the extent that it holds  these  securities,  the Fund may be  unable  to  achieve  its  investment objective.

Portfolio turnover
We anticipate that the Fund's annual portfolio turnover will exceed 100% and may be  considerably  in excess of 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the  course of a year or  frequently  traded a single  security.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

The following replaces the section entitled "The risks of investing in the Fund"
in each of the Fund's Prospectuses:

Investing  in any mutual fund  involves  risk,  including  the risk that you may receive little or no return on your  investment,  and the risk that you may lose part or all of the money you invest.  Before you invest in the Fund,  you should carefully  evaluate  the risks.  Because  of the nature of the Fund,  you should consider your investment to be a long-term  investment  that typically  provides the best results when held for a number of years.  The table below describes the principal risks you assume when investing in the Fund.  Please see the SAI for a further discussion of these risks and other risks not discussed here.

--------------------------------------- ------------------------------------
                Risks                      How we strive to manage them
--------------------------------------- ------------------------------------
Interest rate risk is the risk that     Interest rate risk is the most
securities, particularly bonds with     significant risk for this Fund.
longer maturities, will decrease in     In striving to manage this risk,
value if interest rates rise and        we monitor economic conditions and
increase in value if interest rates     the interest rate environment.  We
fall.                                   keep the average maturity of the
                                        portfolio as short as is prudent,
Swaps may be particularly sensitive     in keeping with our objective to
to interest rate changes.  Depending    provide high current income.
on the actual movements of interest
rates and how well the portfolio        By investing in swaps, the Fund is
manager anticipates them, a portfolio   subject to additional interest
could experience a higher or lower      rate risk.  We will not invest in
return than anticipated.  For           interest rate or index swaps with
example, if a portfolio holds           maturities of more than two
interest rate swaps and is required     years.  Each business day we will
to make payments based on variable      calculate the amount the Fund must
interest rates, it will have to make    pay for any swaps it holds and
increased payments if interest rates    will designate enough cash or
rise, which will not necessarily be     other liquid securities to cover
offset by the fixed-rate payments it    that amount.
is entitled to receive under the swap
agreement.
--------------------------------------- ------------------------------------
Market risk is the risk that all or a   We maintain a long-term investment
majority of the securities in a         approach and focus on high quality
certain market - like the stock or      individual bonds that we believe
bond market - will decline in value     can continue to provide returns
because of factors such as economic     over an extended timeframe
conditions, future expectations or      regardless of these interim market
investor confidence.                    fluctuations.  Generally, we do
                                        not try to predict overall market
Index swaps are subject to the same     movements.  We do not buy and sell
market risks as the investment market   securities for short-term purposes.
or sector that the index represents.
Depending on the actual movements of    In evaluating the use of an index
the index and how well the portfolio    swap, we carefully consider how
manager forecasts those movements, a    market changes could affect the
fund could experience a higher or       swap and how that compares to our
lower return than anticipated.          investing directly in the market
                                        the swap is intended to
                                        represent.  When selecting dealers
                                        with whom we would make interest
                                        rate or index swap agreements for
                                        the Fund, we typically focus on
                                        those dealers with high quality
                                        ratings and do careful credit
                                        analysis before engaging in the
                                        transaction.
--------------------------------------- ------------------------------------
Credit risk is the possibility that a   By focusing primarily on U.S.
bond's issuer (or an entity that        Treasury securities and other
insures the bond) will be unable to     securities that are backed by the
make timely payments of interest and    U.S. government, we minimize the
principal.                              possibility that any of the
                                        securities in our portfolio will
                                        not pay interest or principal.
                                        U.S. government securities are
                                        generally considered to be of the
                                        highest quality.

                                        When selecting non-government
                                        securities and the dealers with
                                        whom we would make interest rate
                                        or index swap agreements, we focus
                                        on those with high quality ratings
                                        and do careful credit analysis
                                        before investing.
--------------------------------------- ------------------------------------
Liquidity risk is the possibility       We limit exposure to illiquid
that securities cannot be readily       securities to no more than 10% of
sold within seven days at               the Fund's total assets.
approximately the price that a fund
has valued them.                        U.S. Treasuries and other U.S.
                                        Government debt securities are
                                        typically the most liquid
                                        securities available.  Therefore,
                                        liquidity risk may not be a
                                        significant risk for this Fund.
--------------------------------------- ------------------------------------
Prepayment risk is the risk that the    Prepayment risk can be a
principal on a bond that a fund owns    significant risk to this Fund
will be prepaid prior to maturity at    because we may invest a large
a time when interest rates are lower    percentage of our holdings in
than what that bond was paying.  The    mortgage securities.  Homeowners
Fund would then have to reinvest that   or others who have mortgages are
money at a lower interest rate.         more likely to prepay them when
                                        interest rates are relatively
                                        low.  In order to manage this
                                        risk, when interest rates are low
                                        or when we anticipate that rates
                                        will be declining, we look for
                                        mortgage securities that we
                                        believe are less likely to be
                                        prepaid, such as those that have
                                        interest rates lower than current
                                        rates or have low remaining loan
                                        balances.
--------------------------------------- ------------------------------------
Futures and options risk is the         We will use options and futures
possibility that the Fund may           for defensive purposes, such as to
experience a significant loss if it     protect gains in the portfolio
employs an options or futures           without actually selling a
strategy related to a security or a     security, to neutralize the impact
market index and that security or       of interest rate changes or to
index moves in the opposite direction   earn additional income.  We will
from what the portfolio manager         not use futures and options for
anticipated.  Futures and options       speculative reasons or in an
also involve additional expenses,       effort to enhance return.
which could reduce any benefit or
increase any loss to a fund from
using the strategy.
--------------------------------------- ------------------------------------
Derivatives risk is the possibility     We will use derivatives for
that the Fund may experience a          defensive purposes, such as to
significant loss if it employs a        protect gains or hedge against
derivatives strategy (including a       potential losses in the Fund
strategy involving futures, options,    without actually selling a
swaps such as interest rate swaps,      security, to neutralize the impact
index swaps and credit default swaps)   of interest rate changes, to
related to a security or a securities   affect diversification or to earn
index and that security or index        additional income.  We will not
moves in the opposite direction from    use derivatives for reasons
what the portfolio manager had          inconsistent with our investment
anticipated. Another risk of            objectives.
derivative transactions is the
creditworthiness of the counterparty
because the transaction depends on
the willingness and ability of the
counterparty to fulfill its
contractual obligations.  Derivatives
also involve additional expenses,
which could reduce any benefit or
increase any loss to a Fund from
using the strategy.

--------------------------------------- ------------------------------------

The  following  replaces the section  entitled "Who manages the Fund - Portfolio managers in each of the Fund's Prospectuses:

Portfolio managers
Stephen R.  Cianci and Paul  Grillo have  responsibility  for making  day-to-day investment decisions for the Fund.

Stephen R. Cianci, CFA, Senior Vice  President/Senior  Portfolio Manager,  began his career at  Delaware  Investments  in 1992 as an  investment  grade  research analyst.  Today,  he is a  senior  member  of the  firm's  Core  and  Core  Plus investment  teams,  as  well as a  mortgage-backed  and  asset-backed  portfolio manager.  Mr.  Cianci  is  also  the  lead  portfolio  manager  for  the  firm's intermediate,  limited-term,  and inflation  protected bond  mandates.  He is an adjunct  professor of finance and a member of the Business  Advisory  Council at
Widener University, where he also graduated with finance-oriented bachelor's and
MBA degrees.

Paul  Grillo,  CFA,  Senior  Vice  President/Senior  Portfolio  Manager,  joined
Delaware  Investments in 1992 and is a senior member of the firm's Core and Core
Plus fixed income  investment  teams.  He also serves as a  mortgage-backed  and
asset-backed   securities  analyst  and  is  an  integral  team  member  of  the intermediate and limited-term  mandates.  Prior to joining Delaware Investments,
Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also  worked  as  a  mortgage  strategist  and  portfolio  manager  at  Chemical
Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor's  degree in business  management from North Carolina State  University and an MBA with a concentration in finance from Pace University.

The SAI  for the  Fund  provides  additional  information  about  the  portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

The Fund is eliminating the checkwriting  feature for Class A and  Institutional
Class  shares  in  connection  with the  changes  described  above  that  become effective  at the close of business on January 31,  2007.  Shareholders  who are currently  permitted to utilize the  checkwriting  feature may continue to write checks until  January 31,  2007.  No new checks will be issued as of the date of this  Supplement.  The following  paragraph  remains in effect until January 31,
2007:

Through checkwriting
You may redeem Class A shares and  Institutional  Class Shares by writing checks of $500 or more.  Checks must be signed by all owners of the account  unless you indicate otherwise on your Investment  Application.  The checkwriting feature is not  available  for  retirement  plans or for Class B or Class C  shares.  Also, because  dividends are declared daily, you may not close your account by writing a check.  When you write checks you are subject to bank  regulations  and may be subject to a charge if the check amount exceeds the value of your account.

Please keep this Supplement for future reference.

This Supplement is dated November 29, 2006.

                         DELAWARE GROUP GOVERNMENT FUND

                          Delaware Core Plus Bond Fund
               (formerly Delaware American Government Bond Fund)
                                  ("the Fund")

            Supplement to Statement of Additional Information ("SAI")
                             dated November 28, 2006

On August 16-17,  2006, the Board of Trustees of Delaware Group  Government Fund
(the "Trust") approved certain changes to the Delaware American  Government Bond
Fund's investment strategies and policies. In connection with these changes, the
Delaware  American  Government Bond Fund's name will change to the Delaware Core
Plus Bond  Fund.  This  conversion  to a "Core  Plus"  investment  program  will essentially  create a  different  fund  that does not  primarily  invest in U.S.
government fixed-income securities.

These  changes  become  effective  at the close of business on January 31, 2006.
Until the close of  business  on January  31,  2006,  the  following  disclosure replaces the disclosure in the current SAI dated November 28, 2006.

On the cover and  throughout the entirety of the SAI, all references to the Fund are replaced with Delaware American Government Bond Fund.

The following replaces the section entitled "Investment Objectives, Restrictions and Policies-- Non-Fundamental Investment Restriction":

     Non-Fundamental  Investment  Restrictions -- In addition to the fundamental policies and investment  restrictions  described  above, and the various general investment  policies described in the Prospectuses,  the Fund will be subject to the following investment restrictions,  which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

     1. The Fund is permitted to invest in other investment companies, including open-end,  closed-end or unregistered  investment  companies,  either within the percentage  limits set forth in the 1940 Act, any rule or order  thereunder,  or
SEC staff  interpretation  thereof,  or without  regard to percentage  limits in connection  with  a  merger,  reorganization,  consolidation  or  other  similar transaction.  However,  the Fund may not  operate  as a "fund  of  funds"  which invests  primarily in the shares of other  investment  companies as permitted by
Section  12(d)(1)(F)  or (G) of the 1940 Act if its own shares are  utilized  as investments by such a "fund of funds."

     2. The Fund may not invest  more than 15% of its net  assets in  securities that it cannot  sell or dispose of in the  ordinary  course of  business  within seven  days at  approximately  the  value at  which  the  Fund  has  valued  the investment.

     3. The Fund may not  invest  more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).

     4. The Fund may not  invest in  securities  of other  investment  companies except as part of a merger,  consolidation or other  acquisition,  and except to the extent that an issuer of  mortgage-backed  securities may be deemed to be an investment company, provided that any such investment in securities of an issuer of a mortgage-backed  security which is deemed to be an investment  company will be subject to the limits set forth in Section 12(d)(1)(A) of the 1940 Act.

     The Fund has been  advised  by the staff of the SEC that it is the  staff's position  that,  under the 1940 Act, the Fund may invest (a) no more than 10% of its assets in the  aggregate  in  certain  collateralized  mortgage  obligations
("CMOs")  and real estate  mortgage  investment  conduits  ("REMICs")  which are deemed to be investment  companies under the 1940 Act and issue their securities pursuant  to an  exemptive  order  from  the SEC and (b) no more  than 5% of its assets in any single issue of such CMOs or REMICs.

     5. The Fund may not make loans,  except to the extent the purchases of debt obligations  (including  repurchase  agreements)  in accordance  with the Fund's investment  objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified  broker/dealers  or  institutional investors for their use relating to short sales or other security transactions.

     6. The Fund may not purchase or sell real estate but this shall not prevent the Fund from  investing  in  securities  secured  by real  estate or  interests therein.

     7. The Fund may not purchase more than 10% of the voting  securities of any issuer,  or invest  in  companies  for the  purpose  of  exercising  control  or management.

     8. The Fund may not  engage  in the  underwriting  of  securities  of other issuers,  except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

     9. The Fund may not make any investment  which would cause more than 25% of the  market or other  fair  value of its  total  assets  to be  invested  in the securities of issuers all of which conduct their principal  business  activities in the same industry.  This restriction does not apply to obligations  issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     10.  The Fund may not  write,  purchase  or sell  options,  puts,  calls or combinations  thereof,  except that the Fund may: (a) write covered call options with respect to any part or all of its portfolio  securities;  (b) purchase call options to the extent that the premiums paid on all outstanding  call options do not exceed 2% of the Fund's total  assets;  (c) write  secured put options;  (d)
purchase put options to the extent that the premiums paid on all outstanding put options do not exceed 2% of the  Fund's  total  assets and only if the Fund owns the  security  covered by the put option at the time of  purchase.  The Fund may sell put options or call  options  previously  purchased  or enter into  closing transactions with respect to such options.

     11.  The Fund may not enter into  futures  contracts  or  options  thereon, except  that the Fund may enter into  futures  contracts  to the extent that not more than 5% of the  Fund's  assets are  required  as  futures  contract  margin deposits  and only to the  extent  that  obligations  under  such  contracts  or transactions represent not more than 20% of the Fund's assets.

     12. The Fund may not  purchase  securities  on margin,  make short sales of securities or maintain a net short position.

     13. The Fund may not invest in warrants or rights except where  acquired in units or attached to other securities.

     14. The Fund may not purchase or retain the securities of any issuer any of whose  officers,  trustees  or  security  holders is a trustee or officer of the
Trust or of its investment manager if or so long as the trustees and officers of the Trust and of its investment  manager together own beneficially  more than 5%
of any class of securities of such issuer.

     13.  The Fund may not  invest in  interests  in oil,  gas or other  mineral exploration or development programs.

     14.  The Fund may not  invest  more than 10% of the  Fund's  net  assets in repurchase  agreements  maturing  in more than seven  days or in other  illiquid assets.

     15. The Fund may not borrow  money in excess of  one-third  of the value of its net assets and then only as a temporary measure for  extraordinary  purposes or to facilitate  redemptions.  The Fund has no intention of increasing  its net income  through  borrowing.  Any  borrowing  will be done from a bank and to the extent  that such  borrowing  exceeds 5% of the value of the Fund's net  assets, asset  coverage  of at least  300% is  required.  In the event  that such  asset coverage  shall at any time fall below 300%,  the Fund shall,  within three days thereafter  (not including  Sunday or holidays) or such longer period as the SEC may prescribe by rules and  regulations,  reduce the amount of its borrowings to such an extent  that the asset  coverage  of such  borrowings  shall be at least
300%.  The Fund will not pledge more than 10% of its net  assets.  The Fund will not issue  senior  securities  as defined  in the 1940 Act,  except for notes to banks.  No  investment  securities  will be  purchased  while  the  Fund  has an outstanding borrowing.

     Although not a fundamental investment restriction,  the Fund currently does not invest its assets in real estate limited partnerships.

The following  investment  strategies in the section "Investment  Strategies and
Risks"  are  inapplicable  for this Fund until the  changes  to the Fund  become effective at the close of business on January 31, 2006: Brady Bonds,  Depositary
Receipts,  Foreign Currency Transactions,  Junk Bonds, Caps, Floors, Collars and
Zero Coupon and Pay-In-Kind ("PIK") Bonds.

Until the close of business on January 31, 2007, the aggregate  notional  amount of the Fund's  investments  in credit  default swap contracts will be limited to
10% of the Fund's total net assets. The following  paragraph replaces the second paragraph  in the section  entitled  "Investment  Strategies  and Risks - Credit
Default Swaps" beginning on page 4:

     CDS transactions may involve general market, illiquidity,  counterparty and credit risks.  CDS prices may also be subject to rapid  movements in response to news and events  affecting the  underlying  securities.  The aggregate  notional amount (typically, the principal amount of the reference security or securities)
of a Fund's  investments  in the CDS  contracts  will be  limited  to 10% of the
Fund's total net assets. As the purchaser or seller of protection, a Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

     The  Fund  is  eliminating  the  checkwriting   feature  for  Class  A  and
Institutional  Class shares in connection with the changes  described above that become effective at the close of business on January 31, 2007.  Shareholders who are  currently  permitted  to utilize the  checkwriting  feature may continue to write checks until January 31, 2007. No new checks will be issued as of the date of this Supplement.  The following is inserted into the section  "Redemption and
Exchange" and remains in effect until January 31, 2007:

Checkwriting Feature

     Shareholders  of the Class A Shares  and the  Institutional  Class  holding shares for which  certificates  have not been  issued  and who have been  issued checks as of November  28, 2006 may redeem  their  shares by drawing on Delaware
Group Government  Fund-Delaware  American  Government Bond Fund account with The
Bank of New York.  Normally,  it takes two weeks from the date the shareholder's initial purchase check clears to receive the ten-check book. The use of any form of check other than the Fund's  check will not be permitted  unless  approved by the Fund. The Checkwriting  Feature is not available with respect to the Class B
Shares, Class C Shares or for retirement plans.

     (1)  Redemption checks must be made payable in an amount of $500 or more.

     (2)  Checks must be signed by the  shareholder(s) of record or, in the case of an organization, by the authorized person(s). If registration is in more than one  name,  unless  otherwise  indicated  on the  investment application or your checkwriting authorization form, these checks must be signed by all owners before the Fund will honor them.  Through this
          procedure   the   shareholder   will   continue   to  be  entitled  to
          distributions  paid on  these  shares  up to the  time  the  check  is presented for payment.

     (3)  If a  shareholder  who  recently  purchased  shares by check  seeks to redeem  all or a portion  of those  shares  through  the  Checkwriting
          Feature,  the Fund will not honor the redemption  request unless it is reasonably satisfied of the collection of the investment check. A hold period against a recent  purchase may be up to but not in excess of 15 days, depending upon the origin of the investment check.

     (4)  If the  amount of the check is  greater  than the value of the  shares held in the shareholder's  account, the check will be returned and the shareholder's bank may charge a fee.

     (5)  Checks may not be used to close accounts.

     The  Fund  reserves  the  right  to  revoke  the  Checkwriting  Feature  of shareholders  who overdraw  their  accounts or if, in the opinion of management, such revocation is otherwise in the Fund's best interest.

     Shareholders  will  be  subject  to  The  Bank  of  New  York's  rules  and regulations  governing  similar  accounts.  This  service may be  terminated  or suspended at any time by The Bank of New York,  the Fund or the Transfer  Agent.
As the Fund  must  redeem  shares  at their  net  asset  value  next  determined
(subject,  in the case of Class A Shares,  to any Limited CDSC),  it will not be able to redeem all shares  held in a  shareholder's  account by means of a check presented  directly  to the bank.  The Fund and the  Transfer  Agent will not be responsible for the inadvertent  processing of post-dated  checks or checks more than six months old.

     Stop-Payment  Requests -- Investors may request a stop payment on checks by providing the Fund with a written  authorization to do so. Oral requests will be accepted provided that the Fund promptly receives a written authorization.  Such requests  will remain in effect for six months unless  renewed or canceled.  The
Fund will use its best reasonable efforts to effect  stop-payment  instructions, but does not promise or guarantee that such instructions will be effective.

     Return of Checks -- Shareholders  needing a copy of a redemption  check can contact the Transfer Agent at 800 523-1918.

Delaware  American  Government  Bond  Fund may not  invest  more than 10% of its assets in illiquid securities and all references to the Fund's ability to invest in illiquid investments are changed accordingly throughout the SAI.

Information relating to Ryan K. Brist is deleted throughout the SAI.

Please keep this Supplement for future reference.

This Supplement is dated November 29, 2006.